Exhibit 99.1

Exhibit 99.1

A Common Name Delivering Uncommon Results Super. Community Bank Conference Mid-Atlantic 2004

Super Community BANK CONFERENCE

Mid-Atlantic 2004

Disclaimer

This presentation contains “forward looking” information, as defined by the Private Securities Litigation Reform Act of 1995, that is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events, or results. Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially. Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

Eddie L. Dunklebarger Chairman, President and CEO

Donald F. Holt EVP and CFO

Representatives

A Common Name Delivering Uncommon Results

Background and Strategy

Uncommon Execution:

Delivery

Services

Markets

Uncommon Results:

Financial Performance

Investment Performance

Background and Strategy

A Formula For Shareholder Value

CommunityBanks

One-Bank Holding Company Headquartered in Harrisburg, PA

Operating Nearly 50 Banking Offices Throughout Central PA from Poconos into Northern Maryland

Seven Regional Markets Served by Regional Presidents

$2.0 Billion in Assets with “Market Cap” of $350 Million

Uncommon Mix of Financial Products with Access to Strategic Partnership Services

Growth Orientation, with Focus on Combining Community Banking with Expanded, Integrated Financial Services

Background and Strategy Our Business Model:

CommunityBanks

Local People... Local Decisions®

Background and Strategy Operating Principles

= Shareholder Value!

Growth

+ Diversification

+ Efficiency

= Sustained Profitability

Background and Strategy Performance Goals:

Minimum Return on Realized Equity of 15%

Annual EPS Growth of 10%

Minimum Annual Asset Growth of 10%

Non-Interest Income to 30%

Efficiency Ratio Below 60%

Background and Strategy Third Quarter Results

Net Income $ 5,646,000 $ 5,147,000 9.7%

Earnings Per Share* $ 0.45 $ 0.41 9.8%

Return on Average Equity 15.84% 14.95% 6.0%

Return on Average Realized Equity** 15.70% 15.65% ——

*Reflects stock splits and stock dividends.

**Excludes accumulated other comprehensive income.

2004 2003%

Background and Strategy September Year-to-Date

Net Income $16,258,000 $15,224,000 6.8%

Earnings Per Share* $ 1.29 $ 1.22 5.7%

Return on Average Equity 15.10% 15.12% ——

Return on Average Realized Equity** 15.41% 16.00% (3.7)%

*Reflects stock splits and stock dividends..

**Excludes accumulated other comprehensive income.

2004 2003%

Execution

Uncommon Delivery

Uncommon Delivery Community Ambassadors

Responsibilities

Professional and Civic Groups

Cultivate Contacts

Business Focus

Mentor Regional Presidents

Leverage Local Presence

Experience

200 Years of Banking

Presidents of Consolidated Banks

e.g.., First Capital (York); Farmers of Hanover

Regional Execs of Larger Banks

e.g.., M&T, PNC, Dauphin Deposit

Uncommon Delivery Regional Presidents

Seven Defined Regions

Mix of ‘Home-Grown’ and ‘Acquired’ Talent

Acquired Talent:

M&T/ Allfirst/ Dauphin Deposit

M&T/ Keystone Financial/Financial Trust

Continue to Attract “Producers” from Previous Relationships

Intense Focus on Business Development

Uncommon Delivery Integrated Businesses

Title Insurance

ABCO (4/03)

Combined Three Franchises

Insurance Agency

Shultz (6/03)

Your Insurance Partner (9/03)

Mortgage Origination

Erie Financial Group (7/03)

Doubled Origination Capacity to Over $200 million

Investment Product Sales

Annuities

Brokerage

Uncommon Delivery The Bryn Mawr ‘Alliance’

Financial Management Services for over 100 years

$1.86 Billion Assets Under Management

Bryn Mawr Providing Investment Management Services for Trusts, Investment Management Accounts, and Other Professionally Managed Accounts

Community Owns the Assets, Administer the Trusts, and Manages the Account Relationship

Program in Developmental Stage with Critical Staffing in Place

Execution

Uncommon Markets

Uncommon Markets Our Expanding Franchise

Uncommon Markets Franchise Summary

York/Adams Counties (20 Offices)

2nd Fastest-Growing Urban Pennsylvania Market

Adams – Growth Rates in Excess of 10%

Dauphin/Cumberland Counties (12 Offices)

Strong in Northern Dauphin

Harrisburg/West Shore Focus

Schuylkill/Luzerne/Northumberland/Snyder (13 Offices)

Stable, with “Growth” Pockets in Hazleton and Pottsville

Northern Maryland (2 Offices)

Carroll County – Exceptional Demographics

Uncommon Markets Organic Growth

Total Offices = 52, with Central and Southern Expansion

2003

Downtown Harrisburg (Dauphin County)

Normandie Ridge (York County) — limited service

Westminster (Maryland)

2004

Dillsburg (York County)

Spring Grove (York County)-in process

Carlisle (Cumberland County) – limited service—in process

“On Line” in 2005

Lemoyne (Cumberland County)

Carlisle (Cumberland County)

Hershey (Dauphin County)

Uncommon Markets Disruption & Opportunity

Core Markets:

Allfirst/M&T Bank

Waypoint/ Sovereign

Marketing Effort Expanded

Media

Staffing

Expand Presence in Higher Potential Markets Affected by ‘Disruption’

Solidify Presence in Established Markets as Larger Banks Lose “Localness”

Execution

Uncommon Services

Uncommon Services Overdraft Privilege

Enrolled 2/3 of Existing Deposit Customers

Usage Increases with Familiarity

Vital to Fee Income Expansion

Customer Acceptance

De Minimus Delinquency/Credit Usage

Appreciate Service Aspect—Willing to Pay

Not Overly Sensitive to Price

Cost/Benefit and Convenience Similar to “ATM” Fees

Uncommon Services Free Checks!

Coordinated Effort with Specific Goals

Create Office Traffic

Differentiate From Free Checking

Cross-Selling Opportunity

Establish Primary Relationship

The “FREE CHECKS” Campaign

Marketing Blitz

Develop Competitive Advantage thru Differentiation of Core Product

Create a BUZZ

Uncommon Services CDARS

Certificate of Deposit Account Registry System

First Bank in Central PA to Offer Program

Program Description

Customer Can Access Up to $10 million of FDIC Coverage

Administered Thru National Clearinghouse of Affiliated Banks

Consolidate Accounts for Convenience, Without Losing Insurance Coverage

Alternate Uses

Public Funds

Substitute FDIC Insurance for Collateral

Uncommon Services Advantage Checking

Product Targets Public Funds (Municipality, School Districts) to Leverage ‘Local’ Ties

Program Includes Deposit Rates at 25 bp Over PLGIT (PA Local Gov’t Investment Trust) Rate for Comparable Product

Core Funding Entrée with Potential for “Relationship Building” thru Specialty Staff

Results

Uncommon Financial Performance

Net Interest Income

Non-Interest Income

Asset Quality

Operating Expenses

Uncommon Performance Net Interest Income

(fully tax equivalent basis)

in millions

5-Year CAGR 8.8%

Annual Growth 6.2%

$43

$47

$50

$56

$59

$44

$47

$20

$30

$40

$50

$60

12/31/99

12/31/00

12/31/01

12/31/02

12/31/2003

9/30/2003

9/30/2004

Uncommon Performance …Despite NIM Compression

2004 2003 2004 2003

Asset Yield 5.79% 5.88% 5.77% 6.10%

Cost of Funds 2.68% 2.80% 2.68% 2.94%

Net Interest Spread 3.11% 3.08% 3.09% 3.16%

Net Interest Margin 3.43% 3.44% 3.42% 3.55%

Change in NIM 1 bp 13 bp

Third Quarter Year to Date

(excluding security gains)

Performance Analysis Non-Interest Revenues

millions

5-Year CAGR 30.7%

Annual Growth 11.8%

$6.1

$7.7

$10.4

$12.9

$18.5

$13.1

$15.5

$0.0

$2.0

$4.0

$6.0

$8.0

$10.0

$12.0

$14.0

$16.0

$18.0

$20.0

12/31/99

12/31/00

12/31/01

12/31/02

12/31/2003

9/30/2003

9/30/2004

Uncommon Performance Non-Interest Revenues

Insurance Product Sales

Title Insurance

Agency Operations

Mortgage Origination (Refinancing Impact)

Overdraft Privilege

Investment Products

Gain on Sale of Consumer Credit Card Portfolio in Third Quarter (Non-Recurring)

Uncommon Performance Improved Quality with Growth

9/30/2004 9/30/2003 % Change

Activity for the year:

Net Charge-offs $1,092 $803 36%

Provision for Loan Losses 2,350 1,900 24%

Problem loan trends:

Accruing Loans 90 Days Past Due 16 71 (77)%

Non-accrual Loans 5,990 11,310 (47)%

Total Risk Elements 8,209 11,953 (31)%

Coverage:

Allowance to Loans 1.21% 1.26% ——

Allowance to Non-accrual Loans 2.41x 1.19x ——

(in thousands)

Uncommon Performance Expense Control Challenge

1Includes merger costs.

2Without merger costs.

1

2

55.33%

Efficiency Ratio

60.66%

60.47%

56.81%

59.77%

55.42%

55.54%

40%

45%

50%

55%

60%

65%

70%

1999

2000

2001

2002

2003

2004 YTD

Balance Sheet (period end):

Assets 12.7% 6.9%

Loans 11.7% 13.6%

Deposits 11.1% 9.8%

Income Statement:

Net Interest Income (FTE) 8.8% 6.2%

Non-Interest Income 30.7% 11.8%

Net Income 12.7% 6.5%

Earnings Per Share 12.6% 5.7%

5-year Compound Annual Growth Rate 2004 Growth (12/98–12/03) (Annualized)

Uncommon Performance Growth as a Constant

Commercial $367 $425 $58 21.1%

Commercial Real Estate 284 312 28 13.2%

Residential Mortgage 99 96 (3) (4.0)%

Consumer 329 355 26 10.6%

Total $1,079 $1,188 $109 13.5%

Balance Balance $ Annualized 12/31/03 9/30/04 Growth Growth

Uncommon Performance Loan Growth

End of period balances, in millions

YTD Actual

*Excludes security gains.

Uncommon Performance Performance Goals

Minimum ROE of 15% 15.10%

Annual EPS Growth of 10% 6%

Annual Asset Growth of 10% 7%

Fee Income to 30%* 25%

Efficiency Ratio Below 60% 60.66%

Results

Uncommon Investment

Uncommon Results Shareholder Focus

Share Volume—Daily Volume Up 30% with NASDAQ

16 Market Makers

Coverage by 4 Analysts (Janney, Sandler, Ferris, FTN)

Share Repurchase: 144,000 Shares ($4.2 million)

Stock Dividends

20% Paid in January, 2004

5% Paid at End of April, 2004

Uncommon Results Stock Price Update

Price on October 31, 2003 — $27.66

All time high — $34.52 (Jan 20, 2004)

Price on October 26, 2004 — $28.95

Price Appreciation from October, 2003 to October, 2004 — 5.0%

Uncommon Results Appreciation and Dividend

16-Year Total Return 867%

16-Year Annual Return 15.2%

$0.00

$0.02

$0.04

$0.06

$0.08

$0.10

$0.12

$0.14

$0.16

$0.18

$0.20

$0.22

1989

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

Cash Dividends Per Share

$0

$5

$10

$15

$20

$25

$30

$35

Stock Price Per Share

Dividends

Share Price

Five-Year Cumulative Returns Performance

CMTY $130.00

Peer Group $67.90

NASDAQ ($8.20)

Uncommon Results Shareholder Value

$0.0

$50.0

$100.0

$150.0

$200.0

$250.0

Dec-98

Dec-99

Dec-00

Dec-01

Dec-02

Dec-03

Community Banks, Inc.

NASDAQ

Peer Group

Uncommon Results Ongoing Recognition

Central Penn Business Journal

Fastest Growing Bank

Top 50 Fastest Growing Businesses

Harrisburg Magazine

“Simply the Best” Bank

Harrisburg Patriot News

Top 10 “Superstar”

Downtown Harrisburg/York Openings

“A Common Name Delivering Uncommon Results”

CommunityBanks

Questions?